[####] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.25

Private & Confidential

Dated	23 January 2021

MORPHOGEN-IX LIMITED

AND

INITIAL PARTICIPANTS

AND

UNITED MEDICINES BIOPHARMA LIMITED

INCENTIVISATION DEED

relating to

MORPHOGEN-IX LIMITED

Private & Confidential

DATE                         23 January 2021

PARTIES

(1)

MORPHOGEN-IX LIMITED, a private company limited by shares incorporated in England with company number 09686738 with its registered office at C/O The Cambridge Partnership Ltd, The Dorothy Hodgkin Building, Babraham Research Campus, Babraham, Cambridge, United Kingdom, CB22 3FH (the “Company”);

(2)	THE INITIAL PARTICIPANTS whose names and addresses are set out in columns 1 and 2 of Schedule 1 (together the “Initial Participants”); and

(3)

UNITED MEDICINES BIOPHARMA LIMITED, a private company limited by shares incorporated in England with company number 12973576 and with its registered office at The Dorothy Hodgkin Building, Babraham Research Campus, Babraham, Cambridge, United Kingdom, CB22 3FH (“UM”).

INTRODUCTION

(A)

At Completion, UM shall acquire the entire issued share capital of the Company in consideration for the issuance of new shares in UM pursuant to a contribution agreement entered into on or about the date of this Deed by UM, the Company and the selling shareholders of the Company (the “Contribution Agreement”).

(B)	The parties have entered into this Deed to incentivise the Participants to reach the Company’s milestones and/or achieve an Exit (as defined below).

AGREED TERMS

1.	DEFINITIONS

In this Deed, except where different interpretation is necessary in the context, the words and expressions set out below shall have the following meanings:

“Act” means the Companies Act 2006, as amended and/or superseded from time to time;

“Acting in Concert ” has the meaning given to it in The City Code on Takeovers and Mergers published by the Panel on Takeovers and Mergers (as amended and/or superseded from time to time);

“Active Participants” means those Participants who are Employees at the relevant time;

“Adverse Event” means any milestone set out in the Business Plan not being achieved within the specified time period and the UM Representative (acting reasonably and following consultation with the Active Participants) determining that the missed milestone should not be waived and/or the specified time period should not be extended pursuant to the terms of the Portfolio Company Agreement;

“Asset Sale” means the sale or other disposal (in one transaction or a series of related transactions) by the Company and/or any other member of the Group of the Lead Asset. For these purposes a “disposal” may include, without limitation, the grant by the Company and/or any other member of the Group of an exclusive licence in respect of the Lead Asset;

“Bad Leaver” means a person who ceases to be an Employee (and does not otherwise continue to be an Employee) as a consequence of:

(a)	that person’s dismissal as an Employee for Cause; or

(b)	such person’s resignation as an Employee in circumstances where the Company would be entitled to dismiss the Employee for Cause;

and, for the avoidance of doubt, if a person ceases to be an Employee (and does not otherwise continue to be an Employee) as a consequence of a reason other than as set out in (a) or (b), such person shall not be a Bad Leaver but may still be an Intermediate Leaver and/or a Disqualified Participant;

“Board” means the board of directors of the Company designated by UM and any committee of the board as constituted from time to time;

“Business Day” means a day (which is not a Saturday, Sunday or a public or bank holiday in the following location) on which banks generally are open in the City of London (England);

“Business Plan” means the business plan of the Company set out in the schedule to the Portfolio Company Agreement;

“Cause” means the lawful termination of that person’s contract of employment or consultancy without notice or payment in lieu of notice as a consequence of that person’s fraud, gross misconduct or material breach of any of his Restrictive Covenants;

“Completion” has meaning set out in the Contribution Agreement (as defined in the Introduction);

“Contingent Consideration” means any contingent consideration payable after completion of the Share Sale or Asset Sale (as applicable) which is contingent on the occurrence of an event, [####].

“Controlling Interest” means an interest in shares giving to the holder or holders control of the Company within the meaning of section 1124 of the CTA 2010;

“CTA 2010” means the Corporation Tax Act 2010;

“Deed of Adherence ” means the deed of adherence substantially in the form set out in Schedule 2 (or in such other form as approved by UM and a Participant Majority);

“Disqualification Date” means in the case of a Participant who becomes a Disqualified Participant: (a) as a result of being a Bad Leaver or an Intermediate Leaver, the Effective Termination Date; and (b) as a result of a material breach of any Restrictive Covenant, the date on which the person first materially breaches any Restrictive Covenant after having ceased to be an Employee;

“Disqualified Participant” means with regards to any Participant, where he:

(a)	is a Bad Leaver;

(b)	is an Intermediate Leaver; or

(c)	has materially breached any of his Restrictive Covenants (in the case of a Participant who is an Employee, only after such Participant has ceased to be an Employee);

“Effective Termination Date” means the date on which the Participant’s employment or consultancy terminates;

“Employee” means an individual who is employed by, or who provides direct or indirect consultancy services to, the Company or any Group Company;

“Exit” means a Share Sale or an Asset Sale, in each case excluding any such event undertaken for tax planning purposes or pursuant to a bona fide restructuring;

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“Good Leaver” means any Participant who ceases to be an Employee (and does not otherwise continue to be an Employee) by reason of: (a) death; (b) permanent incapacity; (c) the termination of the Participant’s contract of employment or consultancy by the Company other than for Cause; or (d) UM determining in its sole discretion that such Participant is a Good Leaver;

“Group Companies” means the Company and each and any of the Subsidiaries from time to time, and “Group Company” shall mean any one of them and “Group” shall be construed accordingly;

“Initial Pro Rata Entitlement” means, with respect to any Participant, such Participant’s pro rata proportion set out against his name in column 4 of the table set out in Schedule 2 hereto;

“Intermediate Leaver” means any Participant who ceases to be an Employee (and does not otherwise continue to be an Employee) at any time during the Relevant Period other than where such person is a Good Leaver or a Bad Leaver;

“Lead Asset” means MGX292, and other variants of BMP9 or BMP10 as well as, any prodrug, fragment, subunit, variant, mutant, oligomer, multimer, isoform, derivative, conjugate or fusion molecule thereof that is covered by one or more of the patents or patent applications held by a Group Company, or as otherwise agreed in writing by UM and all of the Participants from time to time;

“Listing” means the admission of (or in the case of admission to NASDAQ, the initial public offering of) all or any of the shares in the Company (or the shares of a holding company of the Company, excluding UM and United Medicines Biopharma (Midco) Limited) or securities representing those shares (including without limitation depositary interests, American depositary receipts, American depositary shares and/or other instruments) to trading on NASDAQ or the Official List of the United Kingdom Listing Authority or the AIM Market operated by the London Stock Exchange Plc or any other recognised investment exchange (as defined in section 285 of the Financial Services and Markets Act 2000);

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“Major Market Countries” means the United States, France, Germany, Italy, Spain and the United Kingdom, and “Major Market Country” means any of them;

“Marketing Approval” means, with respect to the Lead Asset in a particular country or jurisdiction, all approvals, licences, permits, certifications, registrations or authorisations necessary for the sale or supply of the Lead Asset in such country or jurisdiction for human use outside of clinical trials, but excluding pricing or reimbursement approvals;

“Milestone” means Marketing Approval of the Lead Asset in any Major Market Country and, for the avoidance of doubt, the Milestone can only be achieved once;

“Milestone Payment” means the sum of $20,000,000 (USD twenty million);

“Month” means the period of time between the same dates in successive calendar months and if there is no such same date, the last day of the calendar month in question;

“New Participant” means any person who becomes a party to this Deed as a “New Participant” by signing a Deed of Adherence in accordance with clause 5 (New Participants);

“Participant Majority” means Active Participants who together hold at least fifty per cent. (50%) of the aggregate Pro Rata Entitlements held by the Active Participants from time to time;

“Participants” means each of: (a) the Initial Participants; and (b) the New Participants, but excluding any Disqualified Participants;

“Personal Representative ” shall mean the legal personal representative(s) of a Participant (being either the executors of the will or the duly appointed administrator(s) of the estate) who has provided to the Board evidence of their appointment as such;

“Portfolio Company Agreement” means the portfolio company agreement entered into by the Company, UM and the Initial Leadership Team (each as defined therein) on or about the date of this Deed (as amended and/or superseded from time to time);

“Pro Rata Entitlement” means, with respect to any Participant, such Participant’s pro rata proportion of any Success Payment, which as at the date of this Deed shall be the Initial Pro Rata Entitlement, as amended and/or superseded in accordance with the terms of this Deed;

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“Restrictive Covenants” means any obligations of a Participant in respect of confidentiality, intellectual property, non-solicitation, non-dealing, non-poaching and/or non-competition given in favour of any Group Company or UM in the Portfolio Company Agreement or his/her employment or consultancy agreement with any Group Company, any settlement agreement or other agreement to which he/she is a party with the Company, any member of the Group and/or UM;

“Share Sale” means the sale of any of the shares (in one transaction or as a series of transactions) which results in the purchaser of the shares and persons Acting in Concert with him together acquiring a Controlling Interest in the Company, except where following completion of the sale, the shareholders and the proportion of shares held by each of them are the same as the shareholders and their shareholdings in the Company immediately prior to the sale;

“Shares” means the entire issued share capital of the Company;

“Subsidiary” means any subsidiary (as defined in section 1159 of the Act) of the Company from time to time;

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“UM Representative” means the chief executive officer of UM, being at the date of this Deed Saurabh Saha, or such other person(s) as decided by the board of directors of UM and notified to the Company and the Active Participants in writing;

“Unallocated Pro Rata Entitlement” means 100% less the aggregate of the Pro Rata Entitlements that have been and remain allocated to Participants. For the avoidance of doubt, no Participant shall be entitled to any portion of a Success Payment that relates to the Unallocated Pro Rata Entitlement; and

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2.	INTERPRETATION

2.1	The clause and paragraph headings and the table of contents used in this Deed are inserted for ease of reference only and shall not affect construction.

2.2	Words and expressions which are defined in the Act shall have the meanings attributed to them therein when used in this Deed unless otherwise defined or the context otherwise requires.

2.3

References to a “clause” or “Schedule” is, unless the context specifically requires otherwise, to the corresponding clause of or Schedule or appendix to this Deed, and reference to a “paragraph” is, unless the context specifically requires otherwise, a reference to the corresponding paragraph of the provision in which that reference occurs.

2.4

References to persons shall include any natural person, individual, company, bodies corporate, unincorporated association, firm, corporation, partnership, trust, joint venture or consortium, government, state or agency of a state, and any undertaking, in each case whether or not having separate legal personality and irrespective of the jurisdiction in or under the laws of which it was incorporated or exists.

2.5	Reference to a “party” or “parties” is to a party or parties of this Deed and shall include any person that has signed a Deed of Adherence.

2.6	References to “writing” and “written” include any non-transitory form of visible reproduction of words.

2.7

References to those of the parties that are individuals include their respective legal Personal Representatives and any person or entity to whom the rights of this Deed have been assigned under clause 17.

2.8

References to the word “include” or “including” (or any similar term) are not to be construed as implying any limitation and general words introduced by the word “other” (or any similar term) shall not be given a restrictive meaning by reason of the fact that they are preceded or followed by words indicating a particular class of acts, matters or things.

2.9

Except where the context specifically requires otherwise, words importing one gender shall be treated as importing any gender, words importing individuals shall be treated as importing corporations and vice versa and words importing the singular shall be treated as importing the plural and vice versa.

2.10	In this Deed, the term “consultant” includes:

(a)	a person engaged directly by any Group Company to provide services to any of them; and

(b)

a person (an “Indirect Consultant”) employed or engaged by a third party (a “Service Company”) to work in, including but not limited to, the provision of services on behalf of such Service Company to any Group Company, where that Service Company is engaged by any Group Company to provide such services, and the term “consultancy services ” shall include services provided by a consultant directly and/or as an Indirect Consultant.

2.11

Where any sum, amount or liability denominated in one currency as at a particular date is to be translated into another currency on such date for the purposes of interpreting or giving effect to this Deed, the prevailing foreign currency spot exchange rate published in the Financial Times, London edition, as at that date (or, if not published on such date, the nearest preceding Business Day) shall apply (or such other exchange rate as the Company, UM and the Participants may agree in writing).

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4.	DISQUALIFIED PARTICIPANTS

4.1	In the event that a Participant becomes a Disqualified Participant, the Disqualified Participant shall:

(a)	no longer be entitled to any portion of any Success Payment and his Pro Rata Entitlement shall be zero per cent. (0%); and

(b)	cease to be a party to this Deed,

and, for the avoidance of doubt, in such case the Pro Rata Entitlement of the remaining Participants shall remain the same.

4.2	A Disqualified Participant shall:

(a)	subject to clause 4.2(b), be under no obligation to repay to the Company, UM, any other Participant or any other third party any Success Payments received prior to the Disqualification Date;

(b)

repay to the Company forthwith any Success Payments received after the Disqualification Date (for the avoidance of doubt, no Participant shall be entitled to any amount of any Success Payment repaid to the Company or UM); and

(c)	no longer be entitled to any portion of any Success Payment, regardless of whether any Success Payment was payable (but not yet paid) as at the Disqualification Date.

4.3

A Disqualified Participant shall have no claim against the Company, any Group Company and/or UM in respect of his termination of his contract of employment or consultancy in relation to any provision of this Deed which has the effect of requiring the Disqualified Participant to lose their Pro Rata Entitlement of any Success Payment.

5.	NEW PARTICIPANTS

5.1

Following consultation with the Active Participants, the Board shall have absolute discretion to allocate the Unallocated Pro Rata Entitlement to any Participant or New Participant and admit any such New Participant to this Deed by such person signing a Deed of Adherence which shall set out such New Participant’s Pro Rata Entitlement. In such case the Pro Rata Entitlements of the existing Participants shall remain unchanged.

5.2

In addition to the right to admit New Participants in clause 5.1, the Board may admit New Participants where there is insufficient Unallocated Pro Rata Entitlement (provided it has the consent of the Participants (save that no Participant shall unreasonably withhold, delay and/or condition their consent if Participants amounting to a Participant Majority have provided their consent)) by such person signing a Deed of Adherence which shall set out such New Participant’s Pro Rata Entitlement. In such case the Pro Rata Entitlements of the existing Participants shall decrease by such amount pro rata to their respective Pro Rata Entitlement so as to allocate the required Pro Rata Entitlement to the New Participant (unless the Participants (with the consent of the Board, which shall not be unreasonably withheld or delayed) unanimously determine otherwise).

5.3

A New Participant who has entered into a Deed of Adherence pursuant to this Deed shall have the benefit of and be subject to the burden of all the provisions to this Deed as if he were a Participant, and this Deed shall be interpreted accordingly. Nothing in this clause shall be construed as requiring any New Participant to perform again any obligation or discharge again any liability already performed or discharged or entitle any New Participant to receive again any benefit already enjoyed by the Participants prior to the New Participant becoming a party to this Deed; and nothing herein shall be construed or interpreted to result in any Participant being obliged to make any compensation payments to the New Participant with respect to any Success Payment that has been paid to a Participant (including a Disqualified Participant) or has become payable as a result of the achievement of a Milestone or the occurrence of an Exit prior to the date of the relevant Deed of Adherence.

6.	TAX

To the extent applicable, the Company shall be entitled to deduct: (a) any income tax due under PAYE and/or any employee national insurance contributions or any equivalent tax in the relevant jurisdiction; and (b) any other deduction or withholding required by any law or regulation applicable to any Participant (and all and any other deductions required by law) with respect to any Success Payment paid to such Participant pursuant to this Deed.

7.	FURTHER ASSURANCE

The parties shall at their own cost use all reasonable endeavours from time to time, on being required to do so by any other party, to do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form reasonably satisfactory to the other party for giving full effect to this Deed and securing to the other parties the full benefit of the rights, powers, privileges and remedies conferred upon any party in this Deed.

8.	CONFIDENTIALITY

8.1

The parties shall (and shall procure, where relevant, that each other member of its group and their respective officers, employees, agents and advisers shall) preserve the confidentiality of the existence, the terms of this Deed and any information with respect to an Exit provided to the Participants in accordance clause 3.4, and, subject to clause 8.2, not directly or indirectly reveal or disclose such information.

8.2	Notwithstanding any other provision in this Deed, the parties may disclose the existence and the terms and conditions of this Deed if and to the extent:

(a)	required by applicable law or for the purpose of any judicial or arbitral proceedings;

(b)	required by any securities exchange on which such party’s securities are listed or traded;

(c)	required by any regulatory or governmental or other authority with relevant powers to which such party is subject or submits (whether or not the requirement has the force of law);

(d)

required by its professional advisers (including auditors), officers, employees, consultants, sub-contractors or agents to provide their services (and subject always to similar duties of confidentiality) and any member of its group and their respective officers, employees, agents and advisers;

(e)	the Company has given its prior written consent to the disclosure;

(f)	it is necessary to obtain any relevant tax clearances from or otherwise to disclose to comply with any legislation, regulations, concessions, guidance or practice of any appropriate tax authority; or

(g)	such information becomes publicly available (other than through a breach of this clause 8 (Confidentiality)).

9.	COSTS AND EXPENSES

The parties shall bear their own costs and disbursements incurred in the negotiations leading up to and in the preparation of this Deed and of matters incidental to this Deed.

10.	CUMULATIVE REMEDIES

The rights, powers, privileges and remedies conferred upon the parties in this Deed are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law.

11.	WAIVER

The express or implied waiver by any party to this Deed of any of its rights or remedies arising under this Deed or by law shall not constitute a continuing waiver of the right or remedy waived or a waiver of any other right or remedy.

12.	ENTIRE AGREEMENT

12.1

This Deed and the documents referred to or incorporated in it constitute the entire agreement between the parties relating to the subject matter of this Deed and supersede and extinguish any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature whatsoever, whether or not in writing, between the parties in relation to the subject matter of this Deed.

12.2

Each of the parties acknowledges and agrees that it has not entered into this Deed in reliance on any statement or representation of any person (whether a party to this Deed or not) other than as expressly incorporated in this Deed and the documents referred to or incorporated in this Deed.

12.3

Without limiting the generality of the foregoing, each of the parties irrevocably and unconditionally waives any right or remedy it may have to claim damages and/or to rescind this Deed by reason of any misrepresentation (other than a fraudulent misrepresentation) having been made to it by any person (whether party to this Deed or not) and upon which it has relied in entering into this Deed (other than as expressly incorporated in this Deed and the documents referred to or incorporated in this Deed).

12.4

Each of the parties acknowledges and agrees that damages alone may not be an adequate remedy for the breach of any of the undertakings or obligations as set out in this Deed. Accordingly, without prejudice to any other rights and remedies the parties may have, the parties shall be entitled to seek the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the terms of this Deed.

12.5	Nothing contained in this Deed or in any other document referred to or incorporated in it shall be read or construed as excluding any liability or remedy as a result of fraud.

13.	EFFECTIVENESS; TERMINATION

13.1

The effectiveness of all rights and obligations under or in connection with this Deed shall be subject to the condition precedent of the occurrence of Completion and all rights and obligations shall apply as from the date that such precedent is fulfilled; provided that if Completion has not occurred by the Longstop Date, this Deed shall automatically terminate with immediate effect.

13.2	Subject to clause 13.3, this Deed shall terminate and be of no further force or effect upon the earlier of:

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13.3

On termination of this Deed, clause 8 (Confidentiality) shall survive and continue in full force and effect but all other rights and obligations of the parties shall cease immediately. Termination shall not affect the parties’ accrued rights and obligations as at such termination, in particular as set out in clauses 13.1 and 13.2 above.

13.4	For the avoidance of doubt, the occurrence of an Adverse Event shall not constitute grounds for any party to terminate this Deed for cause or otherwise.

14.	AMENDMENTS

14.1

Subject to clauses 3.5 and 14.2, all and any of the provisions of this Deed may only be deleted, varied, supplemented, restated or otherwise changed in any way at any time with the prior written consent of the Company, UM and Participants holding at least a majority of the aggregate Pro Rata Entitlements, in which event such change shall be binding against all the parties hereto provided that if such change would impose any new obligations on any Participant(s) that is not imposed on all other Participants or increase any existing obligation of any Participant(s) that is not increased for all other Participants, the consent of the affected Participant(s) to such amendment shall be specifically required.

14.2

The Pro Rata Entitlements of the Participants may only be amended with the consent in writing of all of the Participants (and the Board, which shall not be unreasonably withheld or delayed) or as otherwise provided for in accordance with clauses 3.5, 4 (Disqualified Participants) or 5.2.

15.	SET OFF

The Company may at any time set off any actual liability of any Participant to the Company (as applicable) against any actual liability of the Company to the Participant, whether either liability is present or future, liquidated or unliquidated, and whether or not either liability arises under this Deed. If the liabilities to be set off are expressed in different currencies, the Company may convert either liability at a market rate of exchange for the purpose of set-off. Any exercise by the Company of its rights under this clause shall not limit or affect any other rights or remedies available to it under this Deed or otherwise.

16.	NO PARTNERSHIP

Nothing in this Deed is intended to or shall be construed as establishing or implying any partnership of any kind between the parties.

17.	ASSIGNMENT AND TRANSFER

17.1	Subject to clauses 17.3 and 17.4, this Deed is personal to the parties and no party shall:

(a)	assign any of its rights under this Deed;

(b)	transfer any of its obligations under this Deed;

(c)	sub-contract or delegate any of its obligations under this Deed; or

(d)	charge or deal in any other manner with this Deed or any of its rights or obligations.

17.2	Subject to clauses 17.3 and 17.4, any purported assignment, transfer, sub-contracting, delegation, charging or dealing in contravention of clause 17.1 shall be ineffective.

17.3

A Participant’s rights under this Deed shall be assigned automatically to their Personal Representative on death and the Personal Representative shall notify UM of such assignment as soon as reasonably practical.

17.4

A Participant or their Personal Representative can assign any rights under this Deed with consent in writing from UM and on such terms and as determined by UM in its absolute discretion (save that in the case of a Personal Representative, UM’s consent shall not be unreasonably withheld, conditioned or delayed provided that the obligations and/or liability of the Company and/or UM is not increased as a result of the assignment).

18.	RIGHTS OF THIRD PARTIES

This Deed does not confer any rights on any person or party (other than the parties) pursuant to the Contracts (Rights of Third Parties) Act 1999.

19.	COUNTERPARTS; NO ORIGINALS

This Deed may be executed in any number of counterparts, each of which shall constitute an original, and all the counterparts shall together constitute one and the same agreement. The exchange of a fully executed version of this Deed (in counterparts or otherwise) by electronic transmission (including pdf or other digital format including any electronic signature complying with the Electronic Signatures in Global and National Commerce Act 2000, e.g., www.docusign.com) and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes and shall be sufficient to bind the parties to the terms and conditions of this Deed. No exchange of original signatures is necessary.

20.	NOTICES

20.1

To be valid, any communication and/or information to be given in connection with this Deed must be in writing in English and either be delivered by hand or sent by first class post, email or other electronic form:

(a)	to any body corporate which is a party at its registered office; or

(b)	to any Participant at the address of that Participant shown in Schedule 1,

or in each such case such other address as the recipient may notify to the other parties for such purpose in accordance with this clause 20 (Notices).

20.2	A communication sent according to clause 20.1 shall be deemed to have been received:

(a) if delivered by hand, at the time of delivery;

(b) if sent by pre-paid first class post, on the second day after posting; or

(c) if sent by email or other electronic form, at the time of completion of transmission by the sender;

except that if a communication is received between 17:30 on a Business Day and 09:30 on the next Business Day, it shall be deemed to have been received at 09:30 on the second of such Business Days.

21.	SEVERANCE

21.1

If any provision of this Deed is held to be invalid or unenforceable by any judicial or other competent authority, all other provisions of this Deed will remain in full force and effect and will not in any way be impaired.

21.2

If any provision of this Deed is held to be invalid or unenforceable but would be valid or enforceable if some part of the provision were deleted or modified, the provision in question will apply with the minimum modifications necessary to make it valid and enforceable.

22.	GOVERNING LAW

This Deed (and any dispute or claim relating to it or its subject matter (including non-contractual claims)) is governed by and is to be construed in accordance with English law.

23.	JURISDICTION

The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any claim, dispute or issue (including non-contractual claims) which may arise out of or in connection with this Deed.

[Intentionally left blank, the schedules and signature pages follow.]

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This Deed has been executed and delivered as a deed on the date shown on the first page.

Executed and delivered as a Deed by	)
UNITED MEDICINES BIOPHARMA	)
LIMITED	)	[####]
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acting by: [####]
Position: [####]

In the presence of:

Signature of Witness		[####]
Name of Witness		[####]
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Executed and delivered as a Deed by	)
MORPHOGEN-IX LIMITED	)
)
acting by:		Signature
Position:

In the presence of:

Signature of Witness

Name of Witness

Address of Witness

Occupation of Witness

Executed and delivered as a DEED by	)
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Signature

In the presence of:

Signature of Witness

Name of Witness

Address of Witness

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This Deed has been executed and delivered as a deed on the date shown on the first page.

Executed and delivered as a Deed by	)
UNITED MEDICINES BIOPHARMA	)
LIMITED	)
Signature
acting by:
Position:

In the presence of:

Signature of Witness

Name of Witness

Address of Witness

Occupation of Witness

Executed and delivered as a Deed by	)
MORPHOGEN-IX LIMITED	)
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	)	[####]
[####]

In the presence of:

Signature of Witness		[####]
Name of Witness		[####]
Address of Witness		[####]
Occupation of Witness		[####]

Executed and delivered as a DEED by	)
[####]	)
)
Signature

In the presence of:

Signature of Witness

Name of Witness

Address of Witness

Occupation of Witness